Available-For-Sale Marketable Securities	12 Months Ended
Dec. 31, 2011
Available-For-Sale Marketable Securities [Abstract]
Available-For-Sale Marketable Securities
Note 9 -      AVAILABLE-FOR-SALE MARKETABLE SECURITIES

As of December 31, 2010, the estimated fair market value of the Company's investment in Auction Rate Securities (ARS) and in collateral debt obligations ("CDOs"), amounted to $7,179. In the fourth quarter of 2011, the Company sold its investment in the ARS and CDOs for consideration of $9,400 and as a result recorded a net loss of approximately $300, including $3,441 of realized losses, previously recorded to other comprehensive income